                               SERVICES AGREEMENT

      This Services Agreement ("Agreement") effective as of March 1st, 2018 by and among American United Life Insurance Company ("AULife") and OneAmerica Securities, Inc. ("Securities") (AULife and Securities, together, the "Company"), Hartford Funds Distributors, LLC ("HFD"), Hartford Funds Management Company, LLC ("HFMC"), and Hartford Administrative Services Company ("HASCO" and collectively with HFD and HFMC, the "Hartford Parties").

      WHEREAS, The Hartford Mutual Funds, Inc. and the Hartford Mutual Funds II, Inc. (each a "Fund" and together the "Funds"), each of which is a registered open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Hartford Parties and the Company have previously or contemporaneously entered into a Participation Agreement, as may be amended from time to time, (the "Participation Agreement"); and

      WHEREAS, HFMC acts as investment adviser and provides investment management and administrative services for the Funds; and

      WHEREAS, HFD is principal underwriter and provides distribution and shareholder related services for the Funds; and

      WHEREAS, HASCO is the transfer agent and provides transfer agency and recordkeeping services for the Funds; and

      WHEREAS, the AULife has established certain separate accounts (the "Accounts") and issues certain group variable annuity contracts supported wholly or partially by the Accounts (the "Contracts"); and

      WHEREAS, Securities is a broker-dealer affiliate of AULife and is party to this Agreement for purposes of performing the distribution and marketing related services described herein and receiving any 12b-1 fees that may be payable hereunder; and

      WHEREAS, pursuant to the Participation Agreement, AULife, on behalf of the Accounts set forth in Schedule A thereto, may purchase and hold shares of certain series of the Fund also set forth in Schedule A thereto, as amended (the "Portfolios"), to fund the Contracts, which Portfolios may be one of several investment options available under the Contracts; and

      WHEREAS, the Fund has not adopted a Rule 12b-1 Plan for Class Y, R5, R6 and Class SDR shares; and

      WHEREAS, the Company provides marketing and communication support services, education and training services, and recordkeeping and/or administrative support services to plan fiduciaries or others who participate in its Contracts (collectively, the "Contract Holders") and to prospective purchasers of such products.

      NOW, THEREFORE, in consideration of the mutual premises and covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.    SERVICES. The Company will provide the following services:

      (a) Marketing and Communication. The Company will provide marketing and communication support services. Such services will include: (1) dissemination of promotional materials prepared by the Funds; (2) responding to prospective purchaser inquiries concerning the Portfolios;
      (3) preparation and distribution of marketing and promotional activities, and materials including sales brochures and newsletters to promote the indirect sale of the Portfolios; and (4) such other marketing and communications services as the Hartford Parties may reasonably request from time to time.

      (b) Education and Training. The Company will provide education and training services for registered representatives, associated persons and support staff. Such services will include: (1) educational and training seminars; (2) distribution of educational materials prepared by the Funds;
      (3) preparation and provision of service bulletins, speed flyers and other education and training materials by the Company; and (4) such other education and training services as HFD may reasonably request from time to time.

      (c) Recordkeeping and/or Administrative Support. The Company will provide recordkeeping and/or administrative support services. Such services will include: (1) back office processing; (2) delivery of prospectuses, reports, notices, proxies, proxy statements, information statements and other materials of the Portfolios; (3) facilitating the tabulation of Contract Holders' votes in the event of a shareholder proxy;
      (4) maintaining Variable Contract records reflecting units of the Accounts purchased and redeemed and unit balances; (5) responding to inquiries from the Contract Holders; (6) providing administration of the Contract features for the benefit of the Contract Holders; (7) cooperating with the Funds in the preparation of reports to the Funds' Board of Directors, as well as any other reports or filings that may be required by law; (8) maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Funds' agreements and any other records related to the Portfolios' transactions as are required under any applicable state or federal securities laws; and (9) providing such other administrative support services as the Hartford Parties may reasonably request from time to time.

2. REPRESENTATION AND WARRANTY. Each party represents and warrants that it will comply with all applicable federal and state laws, rules and regulations.

3. CONFIDENTIALITY. Hartford Parties and the Company agree to treat as confidential and not disclose to any third party (other than the Funds), without written permission from the other party, the terms and conditions of this Agreement. In addition, all confidential information provided by a party hereto, including any non-public personal information within the meaning of SEC Regulation S-P and/or the Gramm-Leach-Bliley Act, whichever is applicable, will be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, will not be disclosed to any third party (other than the Funds) without the prior written consent of such providing party. Without limiting the foregoing, neither the Hartford Parties nor the Company will disclose any information that the disclosing party has designated as proprietary. Notwithstanding anything herein to the contrary, either party may disclose the existence of this Agreement and the payment of fees described herein. In addition, the foregoing will not be applicable to any information that is required to be disclosed to any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

4. MAINTENANCE OF RECORDS. The Company will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services under this Agreement. Upon reasonable request, the Company shall provide the Hartford Parties, or their designee, copies of all such records. The Company will assist the Funds in the handling of routine regulatory examinations and work closely with the Funds' legal counsel in response to any non-routine regulatory matters.

5.    COMPENSATION.

      (a) The Hartford Parties will pay the Company, and the Company agrees to accept as compensation for all services rendered by the Company, the fees (the "Fees") set forth in Section 3 of Schedule A hereto, as amended from time to time ("Schedule A").

      (b) The Fees paid with respect to the shares of a Portfolio or class of shares shall be payable as described in Section 2 of Schedule A hereto.

6.    INDEMNITY.

      (a) The Hartford Parties will indemnify and hold harmless the Company, and each of its directors, trustees, officers, employees, agents, affiliates, associates and all other persons or entities, if any, who control the Company within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") (each such person being a "Company Indemnitee") from and against all claims, losses, expenses, charges, litigation costs (including reasonable attorney fees), liabilities (including amounts paid in settlement with the written consent of the Company Indemnitee) and damages (collectively "Company Party Claims") to the extent such Company Party Claims arise out or are attributable to (i) the negligence, bad faith or willful misconduct of the Hartford Parties or
      (ii) the material breach of this Agreement by the Hartford Parties.

      (b) Company will indemnify and hold harmless the Funds, the Hartford Parties and each of their respective directors, trustees, officers, employees, agents, affiliates, associates and other all persons or entities, if any, who control any of the Funds or the Hartford Parties within the meaning of Section 15 of the 1933 Act (each such person being a "Fund Indemnitee") from and against all claims, losses, expenses, charges, litigation costs (including reasonable attorney fees), liabilities (including amounts paid in settlement with the written consent of the Fund Indemnitee) and damages (collectively "Fund Party Claims") to the extent such Fund Party Claims arise out or are attributable to (i) the negligence, bad faith or willful misconduct of Company or (ii) the material breach of this Agreement by the Company.

7.    TERMINATION.

      (a) This Agreement may be terminated by any party upon 60 days' written notice to the other parties.

      (b) Any party may terminate this Agreement on at least written 30 days' written notice to the other parties: (1) if required by any applicable law, rule or regulation; or (2) upon a material breach of the Agreement by the other party.

      (c) This Agreement will terminate immediately and automatically upon the termination of the Participation Agreement, and in such event no notice need be given hereunder.

      (d) This Agreement, and any payment hereunder, will terminate with respect to a Portfolio upon the effective date of such Portfolio's liquidation or merger with another portfolio that is not a series of the Funds.

8. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party has designated from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

9. AMENDMENT OF THIS AGREEMENT. This Agreement may be modified or amended only by a writing signed by each of the parties.

10. ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither the Hartford Parties nor the Company may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

11. GOVERNING LAW. The laws of the State of New York, without regard to the conflict of law rules thereof, shall exclusively govern the interpretation, construction, application and all matters arising out of or relating in any way to this Agreement. The federal and state courts of the State of New York shall be the exclusive forums for any disputes, proceedings, suits or legal actions concerning the interpretation, validity, enforcement of, or related in any way to this Agreement.

12. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

13. SURVIVAL OF TERMS. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

15. COMPLETE AND ENTIRE AGREEMENT. This Agreement and all exhibits or schedules attached hereto constitute the complete and entire agreement of the Parties pertaining to the arrangements specified hereunder and supersedes and replaces any and all written and oral agreements previously made or existing by and between the parties or their representatives with regard to these arrangements. This Agreement is not intended and should be construed to amend, modify or supersede the Participation Agreement in any way.

17. SURVIVAL. The provisions of Sections 3, 4, and 6 will survive termination of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

            AMERICAN UNITED LIFE INSURANCE COMPANY

            By its authorized officer,


            By: /s/ Terry W. Burns
                ---------------------------------------
            Name:  Terry W. Burns
            Title: Assistant Vice President


            ONEAMERICA SECURITIES, INC.

            By its authorized officer,


            By: /s/ Mathew T. Fleetwood
                ---------------------------------------
            Name:  Mathew T. Fleetwood
            Title: President

            HARTFORD FUNDS MANAGEMENT COMPANY, LLC

            By its authorized officer,


            By: /s/ Gregory A. Frost
                ---------------------------------------
            Name:  Gregory A. Frost
            Title: CFO

            HARTFORD FUNDS DISTRIBUTIONS, LLC

            By its authorized officer,


            By:  /s/ Gregory A. Frost
                 --------------------------------------
            Name:  Gregory A. Frost
            Title: CFO

            HARTFORD ADMINISTRATIVE SERVICES COMPANY

            By its authorized officer,

            By: /s/ Gregory A. Frost
                ---------------------------------------
            Name:  Gregory A. Frost
            Title: CFO

                                   SCHEDULE A

                                   SECTION 1

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

                                CLASS Y SHARES      CLASS R3 SHARES      CLASS R4 SHARES      CLASS RS SHARES      CLASS R6 SHARES
                            -------------------- -------------------- -------------------- -------------------- --------------------
                             TICKER               TICKER               TICKER               TICKER               TICKER
FUND NAME                    SYMBOL     CUSIP     SYMBOL     CUSIP     SYMBOL     CUSIP     SYMBOL     CUSIP     SYMBOL     CUSIP
--------------------------  -------- ----------- -------- ----------- -------- ----------- -------- ----------- -------- -----------
The Hartford Balanced Fund    IHAYX   416645786    ITTRX   416649630   lTTSX    416649333    ITTTX   41664L708     N/A       N/A
The Hartford Balanced
 Income Fund                  HBLYX   416648210    HBLRX   41664M797   HBLSX    41664M789    HBLTX   41664M771    HBLVX   41664R325
The Hartford Capital
 Appreciation Fund            HCAYX   416645604    ITHRX   416649655   ITHSX    416649358    ITHTX   41664L500    ITHVX   41664R317
The Hartford Checks and
 Balances Fund                 N/A       N/A       HCKRX   41664L278   HCKSX    41664L260    HCKTX   41664L252     N/A       N/A
The Hartford Conservative
 Allocation Fund               N/A       N/A       HCVRX   416649739   HCVSX    416649432    HCVTX   416649135     N/A       N/A
Hartford Core Equity Fund     HGiYX   416645653    HGJRX   416649564   HGJSX    416649267    HGITX   41664L849    HAITX   41664Rl84
The Hartford Dividend &
 Growth Fund                  HDGYX   416645828    HDGRX   416649580   HDGSX    416649283    HDGTX   41664L864    HDGVX   41664R291
The Hartford Emerging
 Markets Local Debt Fund      HLDYX   41664M268    HLDRX   41664M292   HLDSX    41664M284    HLDTX   41664M276     N/A       N/A
Hartford Emerging Markets
 Equity Fund                  HERYX   41664M342    HERRX   41664M375   HERSX    41664M367    HERTX   41664M359     N/A       N/A
Hartford Environmental
 Opportunities Fund           HEOYX   41664T834    HEORX   41664T875   HEOSX    41664T867    HEOTX   41664T859    HEOVX   41664T842
The Hartford Equity Income
 Fund                         HQIYX   416648855    HQJRX   416649663   HQlSX    416649366    HQITX   41664L401    HQIVX   41664R283
The Hartford Floating Rate
 Fund                         HFLYX   416648525    HFLRX   416649531   HFLSX    416649234    HFLTX   41664L815     N/A       N/A
The Hartford Floating Rate
 High Income Fund             HFHYX   41664Mll0    HFHRX   41664Ml44   HFHSX    41664Ml36    HFHTX   41664Ml28     N/A       N/A
The Hartford Global
 All-Asset Fund               HLAYX   41664M466    HLARX   41664M458   HLASX    41664M441    HLATX   41664M433     N/A       N/A
Hartford Global Capital
 Appreciation Fund            HCTYX   416648566    HCTRX   416649473   HCTSX    416649176    HCTTX   41664L757     N/A       N/A
Hartford Global Equity
 Income Fund                  HLEYX   41664L419    HLERX   41664L443   HLESX    41664L435    HLETX   41664L427     N/A       N/A
Hartford Global Impact
 Fund                         HGXYX   41664T784    HGXRX   41664T776   HGXSX    41664T768    HGXTX   41664T750    HGXVX   41664T743
The Hartford Global Real
 Asset Fund                   HRLYX   41664M557    HRLRX   41664M540   HRLSX    41664M532    HRLTX   41664M516     N/A       N/A

The Hartford Growth
 Allocation Fund               N/A       N/A       HRARX   416649754   HRASX    416649457    HRATX   416649150     N/A       N/A
The Hartford Growth
 Opportunities Fund           HGOYX   416529816    HGORX   416641603   HGOSX    416641876    HGOTX   416641835    HGOVX   416641785
The Hartford Healthcare
 Fund                         HGHYX   416645364    HGHRX   416649671   HGHSX    416649374    HGHTX   41664L302     N/A       N/A
The Hartford High Yield
 Fund                         HAHYX   416645455    HAHRX   416649648   HAHSX    416649341    HAHTX   41664L609     N/A       N/A
The Hartford Inflation
 Plus Fund                    HIPYX   416648830    HIPRX   416649598   HIPSX    416649291    H1PTX   41664L872     N/A       N/A
Hartford International
 Equity Fund                  HDVYX   41664L344    HDVRX   41664L336   HDVSX    41664L328    HDVTX   41664L310     N/A       N/A
The Hartford International
 Growth Fund                  HNCYX   416646800    HNCRX   416649689   HNCSX    416649382    HNCTX   41664L203     N/A       N/A
The Hartford International
 Opportunities Fund           HAOYX   416645885    IHORX   416649549   IHOSX    416649242    IHOTX   41664L823    IHOVX   41664R275
The Hartford International
 Small Company Fund           HNSYX   416646883    HNSRX   41664M730   HNSSX    41664M722    HNSTX   41664M714     N/A       N/A
The Hartford International
 Value Fund                   HILYX   41664M649    HILRX   41664M623   HILSX    41664M615    HILTX   41664M599     N/A       N/A
Hartford Long/Short Global
 Equity Fund                  HLOYX   41664R333     N/A       N/A       N/A        N/A        N/A       N/A        N/A       N/A
The Hartford MidCap Fund      HMDYX   416645687    HFMRX   41664M862   HFMSX    41664M854    HFMTX   41664M847    HFMVX   41664R267
The Hartford MidCap Value
 Fund                         HMVYX   416646875    HMVRX   41664M698   HMVSX    41664M680    HMVTX   41664M672     N/A       N/A
Hartford Moderate
 Allocation Fund               N/A       N/A       HBARX   416649747   HBASX    416649440    HBATX   416649143     N/A       N/A
Hartford Multi Asset
 Income Fund                  HAFYX   41664R374    HAFRX   41664R416   HAFSX    41664R390    HAFTX   41664R382     N/A       N/A
The Hartford Quality Bond
 Fund                         HQBYX   41664R788    HQBRX   41664R770   HQBSX    41664R762    HQBTX   41664R788     N/A       N/A
Hartford Real Total Return
 Fund                         HABPX   41664R457    HABFX   41664R481   HABQX    41664R473    HABRX   41664R465     N/A       N/A
The Hartford Short
 Duration Fund                HSDYX   416648822    HSDRX   41664R879   HSDSX    41664R861    HSDTX   41664R853     N/A       N/A
The Hartford Small Company
 Fund                         HSCYX   416645307    IHSRX   416649697   IHSSX    416649390    IHSUX   41664LI04    IHSVX   41664R242
The Hartford SmallCap
 Growth Fund                  HSLYX   416529808    HSLRX   416641702   HSLSX    416641868    HSLTX   416641827    HSLVX   41164R259
Hartford Small Cap Core
 Fund                         HSMYX   416648616    HSMRX   41664R101   HSMSX    41664R200    HSMTX   41664R309     N/A       N/A
The Hartford Strategic
 Income Fund                  HSNYX   416641583    HSNRX   41664R408   HSNSX    41664R507    HSNTX   41664R606    HSNVX   41664R234
The Hartford Total Return
 Bond Fund                    HABYX   416645752    ITBRX   416649556   ITBUX    416649259    ITBTX   41664L831    ITBVX   41664R226
Hartford Quality Value
 Fund                         HVOYX   416529717    HVORX   416641801   HVOSX    416641850    HVOTX   416641819     N/A       N/A
The Hartford World Bond
 Fund                         HWDYX   41664MI85    HWDRX   41664M227   HWDSX    41664M219    HWDTX   41664MI93    HWDVX   41664R218
Hartford Schroders
 Emerging Markets Debt &
 Currency Fund                HFWYX   41665H409     N/A       N/A       N/A        N/A        N/A       N/A        N/A       N/A
Hartford Schroders
 Emerging Markets Equity
 Fund                         HHHYX   41665H797    HHHRX   41665H839   HHHSX    41665H821    HHHTX   41665H813     N/A       N/A

Hartford Schroders Global
 Strategic Bond Fund          HSBYX   41665H540    HSBRX   41665H573   HSBSX    41665H565    HSBTX   41665H557     N/A       N/A
Hartford Schroders
 International Multi-Cap
 Value Fund                   HFYYX   41665H367    HFYRX   41665H391   HFYSX    41665H383    HFYTX   41665H375     N/A       N/A
Hartford Schroders
 International Stock Fund     HSWYX   41665H458    HSWRX   41665H482   HSWSX    41665H474    HSWTX   41665H466     N/A       N/A
Hartford Schroders
 Emerging Markets
 Multi-Sector Bond Fund       HFZYX   41665H714    HFZRX   41665H748   HFZSX    41665H730    HFZTX   41665H722     N/A       N/A
Hartford Schroders
Tax-Aware Bond Fund           HFKYX   41665H888     N/A       N/A       N/A        N/A        N/A       N/A        N/A       N/A
Hartford Schroders US
 Small Cap Opportunities
 Fund                         HOOYX   41665H276    HOORX   41665H318   HOOSX    41665H292    HOOTX   41665H284     N/A       N/A
Hartford Schroders US
 Small/Mid Cap
 Opportunities Fund           HFDYX   41665Hl85    HFDRX   41665H227   HFDSX    41665H219    HFDTX   41665Hl93     N/A       N/A

                                                                   CLASS SDR SHARES
                                                             ----------------------------
FUND NAME                                                     TICKER SYMBOL      CUSIP
-----------------------------------------------------------  ---------------  -----------
Hartford Schroders Emerging Markets Debt & Currency Fund          SARRX        41665H508
Hartford Schroders Emerging Markets Equity Fund                   SEMTX        41665H789
Hartford Schroders Global Strategic Bond Fund                     SGBJX        41665H532
Hartford Schroders International Multi-Cap Value Fund             SIDRX        41665H359
Hartford Schroders International Stock Fund                       SCIJX        41665H441
Hartford Schroders Emerging Markets Multi-Sector Bond Fund        SMSRX        41665H698
Hartford Schroders Tax-Aware Bond Fund                            HFKVX        41665H870
Hartford Schroders US Small Cap Opportunities Fund                SCURX        41665H268
Hartford Schroders US Small/Mid Cap Opportunities Fund            SMDRX        41665HI77

                                   SECTION 2

                                  COMPENSATION

(a) CLASS R SHARE FEES: The Fees paid with respect to Class R shares of a Fund, as applicable, shall be a SERVICE FEE, an ADMINISTRATIVE FEE and an OTHER FEE. The ADMINISTRATIVE FEE shall be paid by Transfer Agent for recordkeeping and/or administrative services (i.e., establishment and maintenance of records related to instructions and processing instructions related to the Contracts), transmission of reports and other written materials from the Funds to Contract holders or their representatives and other related administrative services. The SERVICE FEE shall be paid by the pertinent Fund's distributor or underwriter for distribution-related services related to activities primarily intended to result in selection by Contract holders or their representatives of one or more Funds for investment in one or more Funds by a Contract holder or his/her representative (e.g., marketing services). The ADMINISTRATIVE FEE with respect to R shares of a Fund is not paid pursuant to a 12b-l plan. The SERVICE FEE may be paid in accordance with the Fund's 12b-l plan, if applicable. The parties agree that the distribution related portion of the Service Fee shall be paid to a broker-dealer. Any OTHER FEES payable in respect of Class R shares for supplemental recordkeeping and/or administrative services provided to Contract holders shall be paid by HFMC out of its own resources and not as an expense to or out of the assets of the Funds and may be paid as additional compensation for supplemental administrative services to Contract holders and/or supplemental distribution-related services. OTHER FEES paid with respect to Class R shares of a Fund are not paid pursuant to a 12b-l Plan. The parties agree that in the event a Fund's 12b-l plan is either modified or discontinued by a Fund, the Fund's (or a Fund affiliate) obligation to pay any part of a Fee that is paid pursuant to a 12b-l Plan will automatically terminate (provided that the broker-dealer shall be entitled to any Fees earned for the period in which such termination occurs, on a pro rata basis).

(b) CLASS Y SHARE FEES: The first five (5) basis points* of Fees paid with respect to Class Y shares of a Fund shall be a SUB TA FEE. Any SUB TA FEES payable with respect to Class Y shares for services provided by the Company shall be paid by Transfer Agent or an affiliate out of assets received from the Fund for recordkeeping and/or administrative Services (i.e., establishment and maintenance of records related to instructions and processing instructions related to the Contracts), transmission of reports and other written materials from the Funds to Contract holders or their representatives and other related administrative services. SUB-TA FEES paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-l Plan. Any amount paid in excess of five
(5) basis points* shall be an OTHER FEE. Any OTHER FEE shall be paid by HFMC out of its own resources and not as an expense to or out of the assets of the Funds and may be paid as additional compensation for supplemental recordkeeping and/or administrative services to Contract holders and/or supplemental distribution-related services. OTHER FEES paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-l Plan.

--------
*In certain limited cases as approved by a Fund's Board of Directors, this may by "ten (10) basis points".

(c) The average aggregate amount invested through the Plan over a calendar quarter shall be computed by totaling daily balances during the quarter and dividing such total by the actual number of days in the quarter.

(d) Each Fee shall be calculated by multiplying the average daily net asset value of the Shares of each class of each Fund that are held on behalf of the Plans in an Account for which Plan Agent is providing Plan Services by the appropriate basis points as set forth below in Section 3 of this Exhibit A. The Plan Agent or its designee shall calculate the amount of each quarterly payment and shall deliver to the Transfer Agent a quarterly invoice showing the calculation of the amount payable to the Plan Agent. The Transfer Agent will make payment to the Plan Agent within thirty (30) days of receipt of the quarterly invoice.

(e) To the extent that any Fees have been paid pursuant to a 12b-1 Plan, HFMC shall provide to each Fund's Board of Directors, and the directors shall review, at least quarterly, a written report of such Fees paid to Plan Agent pursuant to a 12b-1 Plan and the purposes for which such Fees were paid.

                                   SCHEDULE A

                                   SECTION 3

                                      FEES

The following chart shall be used to calculate Fees pursuant to Section 2 of this Exhibit A with respect to each Fund and Share class; Class R6 and Class SDR have no fees and therefore is not included in the table:

                              CLASS Y SHARES          CLASS R3 SHARES             CLASS R4 SHARES            CLASS RS SHARES
                            ------------------  -------------------------- --------------------------- ---------------------------
                                                SERVICE   ADMIN.   OTHER   SERVICE   ADMIN.    OTHER   SERVICE   ADMIN.   OTHER
FUND NAME                    SUB TA/OTHER FEE*    FEE**     FEE      FEE      FEE      FEE       FEE      FEE      FEE      FEE
--------------------------  ------------------- --------- -------- ------- --------- -------- -------- --------- -------- --------
The Hartford Balanced Fund       10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Balanced
 Income Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Capital
 Appreciation Fund               10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Checks and
 Balances Fund                     N/A            50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Conservative
 Allocation Fund                   N/A            50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Core Equity Fund         5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5 bps    0 bps    10 bps   5 bps
The Hartford Dividend &
 Growth Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Emerging
 Markets Local Debt Fund          5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
Hartford Emerging Markets
 Equity Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Environmental
 Opportunities Fund              10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Equity Income
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Floating Rate
 Fund                             5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
The Hartford Floating Rate
 High Income Fund                 5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
The Hartford Global
 All-Asset Fund                  10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Global Capital
 Appreciation Fund               10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Global Impact
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Global Real
 Asset Fund                      10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Global Equity
 Income Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps

The Hartford Growth
 Allocation Fund                   N/A            50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Growth
 Opportunities Fund              10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Healthcare
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford High Yield
 Fund                             5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
The Hartford Inflation
 Plus Fund                        5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
Hartford International
 Equity Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford International
 Growth Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford International
 Opportunities Fund              10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford International
 Small Company Fund              10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford International
 Value Fund                      10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Long/Short Global
 Equity Fund                     10 bps            N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A
The Hartford MidCap Fund         10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford MidCap Value
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Moderate
 Allocation Fund                   N/A            50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Municipal
 Real Return Fund                 5 bps            N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A
Hartford Multi Asset
 Income Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Quality Bond
 Fund                             5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
Hartford Real Total Return
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Short
 Duration Fund                    5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
The Hartford Small Company
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford SmallCap
 Growth Fund                     10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Small Cap Core
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford Strategic
 Income Fund                      5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
The Hartford Total Return
 Bond Fund                        5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
Hartford Quality Value
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
The Hartford World Bond
 Fund                             5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5bps     0 bps    10 bps    5bps
Hartford Schroders
 Emerging Markets Debt &
 Currency Fund                    5 bps            N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A

Hartford Schroders
 Emerging Markets Equity
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Schroders Global
 Strategic Bond Fund              5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5 bps    0 bps    10 bps   5 bps
Hartford Schroders
 International Multi-Cap
 Value Fund                      10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Schroders
 International Stock Fund        10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Schroders
 Emerging Markets Multi-
 Sector Bond Fund                 5 bps           50 bps   20 bps    5bps    25 bps   15 bps    5 bps    0 bps    10 bps   5 bps
Hartford Schroders
 Tax-Aware Bond Fund              5 bps            N/A      N/A      N/A      N/A      N/A       N/A      N/A      N/A      N/A
Hartford Schroders US
 Small Cap Opportunities
 Fund                            10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps
Hartford Schroders US
 Small/Mid Cap
 Opportunities Fund              10 bps           50 bps   20 bps    5bps    25 bps   15 bps   10 bps    0 bps    10 bps   10 bps

--------

* See Section 2 paragraph (b) of this Exhibit A for a description of how the breakdown between Sub TA Fee and Other Fee.
**See Section 2 paragraph (a) of this Exhibit A for a description of how the Service Fee may be paid. Plan Agent may only receive a maximum of 25 bps of this fee.